UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Act of 1934

Date of Report: January 29, 2014

(Date of earliest event reported)

OurPet’s Company

(Exact name of registrant as specified in its charter)

Colorado	000-31279	34-1480558
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification Number)

1300 East Street, Fairport Harbor, OH 44077

(Address of principal executive offices including zip code)

440-354-6500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On January 29, 2014, Dr. Steven Tsengas, a Director and the Company’s Chief Executive Officer, presented at the 2nd Annual MicroCapClub Invitational, including participation in a Q&A period after the presentation. The MicroCapClub was founded in 2011 as an exclusive forum for experienced investors focused on microcap companies (sub $300 million market cap). A link to the presentation, along with presentation materials, is at http://microcapclub.com/2014/01/microcapclub-invitational-ourpets-company-opco/ .

A copy of the presentation materials is also set forth in Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Presentation Materials for January 29, 2014 presentation to the MicroCapClub.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OurPet’s Company

By:	/s/ Scott R. Mendes
Name:	Scott R. Mendes
Title:	Chief Financial Officer and Treasurer

Dated: January 30, 2014